SUMMARY PROSPECTUS	August 1, 2024 (as amended November 1, 2024)
Pear Tree Polaris International Opportunities Fund	Ordinary Shares: QISOX Institutional Shares: QISIX R6 Shares: QISRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.peartreefunds.com/fund-literature. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com. The current prospectus and statement of additional information dated August 1, 2024, as amended, are incorporated by reference into this summary prospectus.

Investment Objective: Long-term capital appreciation.

Fee Table and Expenses of International Opportunities Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of International Opportunities Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares		R6 Shares
Management Fees	0.90%	0.90%		0.90%
Distribution (12b-1) Fees	0.25%	None		None
Other Expenses	0.42%	0.26%		0.19%
Total Annual Fund Operating Expenses	1.57%	1.16%		1.09%
Fee Waiver and/or Expense Reimbursement (1)	0.10%	0.32	% (2) (3)(4)	0.13	%(4)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.47%	0.84	% (2) (3)(4)	0.96	% (4)

(1)The Manager has contractually agreed until July 31, 2025 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to International Opportunities Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of International Opportunities Fund would be calculated using an annual rate of 0.80 percent of International Opportunities Fund’s net assets. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from International Opportunities Fund amounts that it has waived under that agreement.

(2)The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2025 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of International Opportunities Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have the right to recoup from International Opportunities Fund amounts that it has waived under that agreement.

(3)The Manager has contractually agreed until July 31, 2025 to reimburse International Opportunities Fund with respect to Institutional Shares for a portion of International Opportunities Fund’s net assets attributable to Institutional Shares in an amount equal to 0.10 percent per annum, provided that the amount of such reimbursement for such year shall not exceed the amount of the portion of International Opportunities Fund’s adjusted “Annual Fund Operating Expenses” attributable to Institutional Shares for that year, Adjusted “Annual Fund Operating Expenses” for a year means all International Opportunities Fund operating expenses for the year, other than management fees, distribution and services fees, AFFE and extraordinary expenses. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from International Opportunities Fund amounts that it has reimbursed under that agreement.

(4)The Manager has contractually agreed until October 31, 2025 to reimburse such portion of the expenses of International Opportunities Fund attributable to each of Institutional Shares and R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to each of Institutional Shares and R6 Shares, other than extraordinary expenses, is not greater than 0.99 percent of International Opportunities Fund’s net assets attributable to Institutional Shares, and 0.96 percent of International Opportunities Fund’s net assets attributable to R6 Shares, respectively. The aggregate expenses of International Opportunities Fund with respect to Ordinary Shares remain unchanged. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from International Opportunities Fund amounts that it has waived or reimbursed under that agreement..

Example

This example is intended to help you compare the cost of investing in International Opportunities Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in International Opportunities Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that International Opportunities Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that the fee waiver agreement currently in effect expires September 30, 2025; therefore, amounts for 3-, 5- and 10-year periods do not include any adjustment to reflect any fee waivers or expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Shares	$150	$486	$846	$1,859
Institutional Shares	$ 86	$337	$607	$1,380
R6 Shares	$98	$334	$588	$1,317

Portfolio Turnover

International Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect International Opportunities Fund’s performance.

During the most recent fiscal year, International Opportunities Fund’s portfolio turnover rate was 38 percent of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, International Opportunities Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities issued by foreign markets issuers. A foreign markets issuer is an issuer operating in any industry sector that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Issuers in which International Opportunities Fund invests may have any market capitalization. Equity securities include common and preferred shares, warrants and other rights derivative of or convertible into common stocks, American Depositary Receipts (ADRs), and Indian participatory notes (generally an interest in a pool of Indian-listed securities that is traded exclusively outside India by non-Indian registered investors), as well as shares of mutual funds and exchange-traded funds (ETFs), each of which invests at least 80 percent of its net assets in similar securities issued by foreign markets issuers.

To manage International Opportunities Fund’s portfolio, its sub-adviser generally seeks to identify more than 30 foreign markets securities that the sub-adviser considers as having the best opportunity for total return. To select specific investments, the sub-adviser is opportunistic, that is, looking for market inefficiencies using a proprietary quantitative investment process focused on bottom-up fundamental research. International Opportunities Fund is “non-diversified,” which means that it may invest a higher percentage of its assets in a smaller number of issuers.

International Opportunities Fund also may utilize options in an attempt to improve the risk/return profile of International Opportunities Fund’s returns. International Opportunities Fund also may for hedging purposes buy and sell forward foreign currency exchange contracts in connection with its investments.

Generally, International Opportunities Fund invests in foreign markets issuers in the countries represented by the MSCI ACWI ex USA Index. As of June 30, 2024, the MSCI ACWI ex USA Index comprised issuers from countries representing 22 developed markets and 24 emerging markets. International Opportunities Fund generally will be invested in issuers in fifteen or more foreign countries and fifteen or more industry sectors. However, International Opportunities Fund may be invested in securities from any country, any industry sector, or of any market capitalization amount.

Principal Investment Risks

It is possible to lose money by investing in International Opportunities Fund. An investment in International Opportunities Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of International Opportunities Fund may fall because of weakness in and external shocks to the stock markets, generally, weakness with respect to a particular industry in which International Opportunities Fund has significant holdings, or weaknesses associated with one or more specific companies in which International Opportunities Fund may have substantial investments.

Foreign Securities, including Emerging Markets Securities. International Opportunities Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable. They also are more susceptible to governmental interference, do not require issuers to publish quality current financial information, and tend to have less liquid and efficient trading markets than those of developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.

Opportunistic Stock Investing. Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. Strategies favoring growth stocks generally are more volatile than the overall stock market; strategies favoring value stocks typically carry the risk that market prices may never recognize their intrinsic values. As International Opportunities Fund holds stocks focused on growing cash-flow characteristics, from time to time it could underperform other mutual funds that use alternative metrics in their valuation criteria.

Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of International Opportunities Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Liquidity Risk. To meet shareholder redemption requests and other cash requirements, International Opportunities Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing International Opportunities Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Investment Strategies, Generally, and Quantitative Investment Risk. International Opportunities Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of International Opportunities Fund’s portfolio. International Opportunities Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.

Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with investing in foreign equities. In addition, an ADR may not track the price of its associated underlying foreign security.

Currency and Option Contracts and Other Derivatives. International Opportunities Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for International Opportunities Fund to liquidate an open option contract.

Investments in Other Collective Investment Funds. To the extent that International Opportunities Fund invests in mutual funds and exchange-traded funds (ETFs), its investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting International Opportunities Fund shareholders to some duplication of fees.

Non-Diversification. International Opportunities Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on International Opportunities Fund.

Specific Industry, Sector Concentration. International Opportunities Fund does not have a policy of investing a significant portion of its assets in a specific industry or groups of industries (a group of industries is also known as a “sector”). From time to time, however, it may have significant investments in companies in a specific industry or sector, subjecting it to risks of that industry or sector, which may be greater than general market risk.

Regional/Country Focus. International Opportunities Fund does not have a policy of investing a significant portion of its assets in any particular region or country, However, to the extent that International Opportunities Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country.

Cybersecurity and Technology Risk. International Opportunities Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems, which are subject to different threats and risks that could adversely affect International Opportunities Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to International Opportunities Fund and its shareholders.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Past Performance

The following bar chart and table provide some indication of the risks of investing in International Opportunities Fund by showing changes in International Opportunities Fund’s performance over time. The tables also compare International Opportunities Fund’s performance to a broad measure of market performance that reflects the type of securities in which International Opportunities Fund invests. Past performance does not necessarily indicate how International Opportunities Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.

A Note on Performance

Ordinary Shares, Institutional Shares and R6 Shares commenced operations on January 30, 2019. Prior to November 15, 2019, International Opportunities Fund had a different investment sub-adviser and pursued different principal investment strategies. The current investment sub-adviser began managing the Fund with the current principal investment strategies on January 1, 2020 after a transition period beginning November 15, 2019.

Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for International Opportunities Fund’s Ordinary Shares.

(1)Return from January 30, 2019 to December 31, 2019

Calendar year-to-date return of the Ordinary Shares of International Opportunities Fund as of June 30, 2024 was (3.01)%.

Best Quarter:	Q4 2020	25.73%
Worst Quarter:	Q1 2020	(32.88)%

Average Annual Total Returns for the periods ended December 31, 2023

	1 Year	Since Inception
Ordinary Shares Before Tax	15.93%	7.46%
After Tax on Distributions	15.76%	6.58%
After Tax on Distributions, with Sale	9.72%	5.72%
Institutional Shares Before Tax	16.39%	7.91%
R6 Shares Before Tax	16.63%	7.96%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)(1)	16.21%	6.14%

(1)The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 24 Emerging Markets (EM) countries. With 2,231 constituents as of 03/31/2024, the index covers approximately 85% of the global equity opportunity set outside the United States. The index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The index returns assume the reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the index.

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares and R6 Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

International Opportunities Fund is managed by Pear Tree Advisors, Inc. and is sub-advised by Polaris Capital Management, LLC (“Polaris”). The following employees of Polaris serve as the portfolio managers of International Opportunities Fund:

Investment Team	Position at Polaris	Manager of the Fund Since
Bin Xiao, CFA	Portfolio Manager	2019
Jason M. Crawshaw	Portfolio Manager	2019

Buying and Selling Fund Shares

You may buy or sell shares of International Opportunities Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.

Initial Investment Minimum	Contact Information

Ordinary Shares: $2,500* Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*

Institutional Shares: $1,000,000* Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0

R6 Shares: $100,000** Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0

Mail:Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com

*May be waived by the Pear Tree Fund’s transfer agent.

**May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum

Ordinary Shares: 50 shares
Institutional Shares: 50 shares
R6 Shares: None

Tax Information

International Opportunities Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of International Opportunities Fund through a broker-dealer or other financial intermediary (such as a bank), International Opportunities Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend International Opportunities Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.